COLONIAL U.S. STOCK FUND, VARIABLE SERIES
                      Supplement to Prospectus dated May 1, 1999

1. Effective June 1, 1999, the Fund will change its name to Colonial U.S. Growth & Income Fund, Variable Series.

2. Effective June 1, 1999, the Fund's investment goal will be changed to seek long-term growth and income.

3. The section "The Funds" - "Colonial U.S. Stock Fund, Variable Series" - "Primary Investment Strategies", is changed in its entirety as follows:

PRIMARY INVESTMENT STRATEGIES Under normal market conditions, the Fund invests primarily in large capitalization stocks. These are stocks with market capitalizations of greater than $3 billion at the time of purchase. Up to 10% of the Fund's assets may be invested in debt securities.

In selecting debt securities for the Fund, Colonial may invest in:

o        debt securities that are convertible into common stock

o corporate debt securities noted investment grade by at least two nationally recognized rating organizations; and

o        debt securities issued or guaranteed by the U.S. Government

In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are under valued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses quantitative analysis supported by fundamental business and financial analyses.

4. Under the section "The Funds" - "Colonial U.S. Stock Fund, Variable Series" - "Primary Investment Risks", the second paragraph is changed in its entirety as follows:

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions. Credit risk is the risk that the price of a security will fall due to unfavorable changes in the financial condition of the company which issued the security.

5. Under the section "The Funds" - "Colonial U.S. Stock Fund, Variable Series" - "Primary Investment Risks", two new paragraphs are added as follows:

Because the Fund may invest in fixed income securities issued by private entities, including certain types of mortgage-backed securities and corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions or changes in economic conditions that affect the issuer's industry may impact the issuer's ability to make timely payment of interest or principal. This could result in decreases in the price of the security.

Interest rate risk is the risk of a decline or increase in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

                                                                June 1, 1999